UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2020

PUREBASE CORPORATION

(Exact name of registrant as specified in charter)

Nevada	000-55517	27-2060863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8625 State Hwy, 124

Ione, CA 95640

(Address of principal executive offices)

(855) 743-6478

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

As reported in a Current Report on Form 8-K filed with the SEC on May 7, 2020, on May 1, 2020, Purebase Corporation, a Nevada corporation (the “Company”) entered into an asset purchase agreement with Quove Corporation (“Quove”) for the purchase by the Company of all of the assets used in connection with operating a gold processing plant (the “Acquisition”) for 6,200,000 shares of its common stock to be issued at closing. The Acquisition closed on June 11, 2020.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the closing of the Acquisition as described above, the Company is issuing 6,200,000 shares of its common stock to Quove as consideration for the asset purchase. The issuance by the Company of the shares is without registration under the Securities Act of 1933, as amended (the “Act”), or the securities laws of the applicable state, in reliance on the exemptions provided by Section 4(2) of the Act. which exempt transactions by an issuer not involving any public offering.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On June 12, 2020, the Company issued a press release to announce the closing of the Acquisition A copy of the press release is filed as Exhibit 99.1 to this report and incorporated herein by reference.

The information in this Item 7.01 of this Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Report in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release, dated June 12, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 12, 2020	PUREBASE CORPORATION

	By:	/s/ A. Scott Dockter
A. Scott Dockter Chief Executive Officer